Exhibit 99.2

This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenue growth, organic growth, adjusted EPS, adjusted free cash flow, and adjusted EBITDA; the Company’s expected leverage; the Company’s ability to repeat its M&A strategy; the expected growth and market position of the Company’s core brands; the Company’s brand-building and product development initiatives; and the Company’s ability to create long-term value. Words such as “trend,” “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, general economic and business conditions, competitive pressures, the impact of the Company’s product development and brand-building initiatives, difficulties successfully integrating the Fleet brands, manufacturing facility and R&D resources, supplier issues, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2016 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our earnings release in the “About Non-GAAP Financial Measures” section.

Q4 FY 17 Performance Highlights

Demonstrated Portfolio Growth

- Q4 Revenue of $240.7 million, up 15.8% versus PY Q4
  - Organic revenue growth of 1.1%[1]
  - Revenue growth of 1.9%[1] for Invest for Growth* portfolio
  - Strong consumption gains at Care Pharma, which resulted in sales growth of +11.5%

Strong Earnings and FCF

- Consistent gross margin for legacy business
- Adjusted EPS of $0.54[2], up 3.8% versus PY Q4
- Continued solid Adjusted Free Cash Flow of $46.8 million[2], resulting in a leverage of 5.7x[3]

M&A

- Completed the acquisition of C.B. Fleet on January 26th, 2017
- Significant integration activity achieved and on plan to be largely completed by the end of Q1 FY 18
- FY 18 priorities include brand building and supply chain integration

* Invest for Growth portfolio comprised of Core OTC brands and International. Core OTC brands reflect: Monistat, BC/Goody's, Clear Eyes, DenTek, Dramamine, Debrox, Chloraseptic, Luden's, Little Remedies, Compound W, Nix, Beano, Efferdent and The Doctor's IRI multi-outlet + C-Store retail dollar sales for relevant period. International includes Canadian consumption for leading retailers, and Australia/ROW shipment data as a proxy for consumption.

Fourth Quarter FY 17 Results

PrestigeBrands 5

Manage for CashInvest for Growth

July 2016 December 2016 December 2016 December 2016 February 2016 January 2017 $225MM $825MM

2.5% 1.8% LTM Growth 2.3% 1.2% LTM Growth 2.4% 1.7% LTM Growth Prestige Brands Prestige Categories Source: IRI multi-outlet + C-Store retail dollar sales for the period ending 03/29/2017

 Consumer research and shopper insights identify unmet needs  Match new product opportunities to each brand’s unique positioning  Goal to launch 3 to 5 meaningful new product innovations annually Recent new products introduced across our portfolio

Extend Brand Through Better Consumer Experience or Claims Innovate Through Technology Expand Brand in New Channels C-Stores On-the-Go e-Commerce

 “Order-to-cash” integrated sales platform complete  Cross sharing of international resources begins  Launched “Simply” Summer’s Eve line, additional NPD identified  Integrated Women’s Health sales efforts  Warehouse and freight consolidated into existing footprint  Fleet R&D lab expanding to new brands  Closed Fleet’s New Jersey executive office  Consolidated support into PBH structure; exits completed by Q1 FY 18

$86 $127 $164 $196 FY 11 FY 13 FY 15 FY 17 $101 $218 $252 $305 FY 11 FY 13 FY 15 FY 17 $334 $620 $715 $882 FY 11 FY 13 FY 15 FY 17 17.6% CAGR 20.2% CAGR 14.7% CAGR $0.79 $1.50 $1.86 $2.37 FY 11 FY 13 FY 15 FY 17 20.1% CAGR Dollar values in millions, except Adjusted EPS.

Strong and Consistent Cash Flow Leads to Rapid De-Levering

Adjusted Free Cash Flow[(2)(5)]


$59
$86
$67
$127
$130
$164
$183
$196
$205
FY 10
FY 11
FY 12
FY 13
FY 14
FY 15
FY 16
FY 17
FY 18

Leverage Ratio[(3)]


Dramamine
BLACKSMITH BRANDS
gsk GlaxoSmithKline
Care
Hydralyte
insight Pharmaceuticals
DenTek
Fleet Laboratories
~3.2x
~3.5x
~5.0x
~4.3x
~4.3x
~5.2x
~5.0x
~5.7x
~5.0x
FY 10
FY 11
FY 12
FY 13
FY 14
FY 15*
FY 16
FY 17
FY 18

Dollar values in millions.
* Peak leverage of 5.75x at close of the Insight Acquisition in September 2014

Fourth Quarter FY 17 Results
PrestigeBrands 16

 Solid overall financial performance in Q4 and FY 17 − Q4 Revenue of $240.7 million, an increase of 15.8% − FY 17 Adjusted EBITDA(2) of $304.5 million − Q4 Adjusted EPS of $0.54(2), up 3.8% vs prior year, and FY 17 Adjusted EPS of $2.37(2), up 9.2% − Transitional quarter with C.B. Fleet integration, which contributed $38.7 million in Revenue and was $0.01 dilutive to EPS in Q4 $240.7 $74.9 $207.9 $74.2 Total Revenue Adjusted EBITDA Adjusted EPS Q4 FY 17 Q4 FY 16 15.8% 0.9% 3.8% $0.54 $0.52 (2) (2) Dollar values in millions, except per share data. $882.1 $304.5 $806.2 $289.2 Total Revenue Adjusted EBITDA Adjusted EPS FY 17 FY 16 9.4% 5.3% 9.2% $2.37 $2.17 (2) (2)

 Revenue growth of +15.8% – Organic growth of 1.1%(1) – Fleet contributed $38.7 million of revenue  Adjusted Gross Margin of 55.4%  Adjusted A&P 16.3% of Revenue, or $39.2 million  Adjusted EBITDA Margin of 31.1%(2)  Adjusted Net Income +3.2%(2) over Q4 FY 16 – Fleet contributed $0.01 loss due to transitional quarter Dollar values in millions, except per share data. * Includes depreciation as a component of Adjusted Gross Profit Q4 FY 17 Q4 FY 16 % Chg FY 17 FY 16 % Chg Total Revenue 240.7$ 207.9$ 15.8% 882.1$ 806.2$ 9.4% Adjusted Gross Profit(2) * 133.2 119.6 11.3% 503.3 468.6 7.4% % Adjusted Margin 55.4% 57.6% 57.1% 58.1% Adjusted A&P(2) 39.2 26.6 47.7% 126.1 110.8 13.8% % Total Revenue 16.3% 12.8% 14.3% 13.7% Adjusted G&A(2) 19.6 18.8 3.9% 73.1 68.6 6.6% % Total Revenue 8.1% 9.1% 8.3% 8.5% Adjusted EBITDA(2) 74.9$ 74.2$ 0.9% 304.5$ 289.2$ 5.3% % Margin 31.1% 35.7% 34.5% 35.9% Adjusted Net Income(2) 28.8$ 27.9$ 3.2% 126.6$ 115.5$ 9.6% Adjusted Earnings Per Share(2) 0.54$ 0.52$ 3.8% 2.37$ 2.17$ 9.2%

 Net Debt in March of $2,180 million comprised of: – Cash on hand of $41.9 million – $1,472 million of term loan and revolver – $750 million of bonds  Leverage ratio(3) of 5.7x $46.8 $48.7 Adjusted Free Cash Flow $196.0 $183.4 Adjusted Free Cash Flow 6.9% (3.8%) Q4 FY 17 Q4 FY 16 Dollar values in millions. (2) (2)

 Strong momentum in our largest brands and international business going into FY 18  Expect core OTC to outperform category growth  Headwinds continue at retail, while Prestige’s portfolio of need-based brands continues to be well positioned for future long-term growth  Revenue growth of +18% to +20% ($1,040 to $1,060 million)  Organic growth of +2.0% to +2.5%  Adjusted EPS +9% to +13% ($2.58 to $2.68)  Adjusted Free Cash Flow of $205 million or more

(1) Organic Revenue Growth is a Non-GAAP financial measure and is reconciled to its most closely related GAAP financial measure in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Adjusted Gross Margin, Adjusted A&P, Adjusted G&A, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted EPS, Adjusted Free Cash Flow are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Adjusted EPS for FY 18 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS of $2.50 to $2.60 plus $0.08 of costs associated with Fleet integration, resulting in $2.58 to $2.68. (5) Adjusted Free Cash Flow for FY 18 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities of $210 million less projected capital expenditures of $10 million plus payments associated with acquisitions of $8 million less tax effect of payments associated with acquisitions of $3 million

Dollar values in thousands. Three Months Ended Mar. 31, Twelve Months Ended March. 31, 2017 2016 2017 2016 GAAP Total Revenues 240,670$ 207,855$ 882,060$ 806,247$ Adjustments: Revenues associated with acquisitions (43,125) - (94,293) - Revenues associated with divested brands - (12,460) - (26,002) Total adjustments (43,125) (12,460) (94,293) (26,002) Non-GAAP Organic Revenues 197,545$ 195,395$ 787,767$ 780,245$ Organic Revenue Growth 1.1% 1.0%

Dollar values in thousands. Three Months Ended Mar. 31, Twelve Months Ended March. 31, 2017 2016 2017 2016 GAAP General and Administrative Expense 28,760$ 20,232$ 89,143$ 72,418$ Adjustments: Costs Associated with CEO transition - - - 1,406 Legal and professional fees associated with acquisitions and divestitures 3,431 1,096 6,560 2,112 Integration, transition and other costs associated with acquisitions and divestitures 5,756 289 9,455 289 Total adjustments 9,187 1,385 16,015 3,807 Non-GAAP Adjusted General and Administrative Expense 19,573$ 18,847$ 73,128$ 68,611$ Non-GAAP Adjusted General and Administrative Expense Percentage 8.1% 9.1% 8.3% 8.5%

Dollar values in thousands. Three Months Ended Mar. 31, Twelve Months Ended March. 31, 2017 2016 2017 2016 GAAP Net (Loss) Income 11,090$ 13,936$ 69,395$ 99,907$ Interest expense, net 32,832 23,147 93,343 85,160 (Benefit) provision for income taxes 7,712 10,667 41,455 57,278 Depreciation and amortization 7,092 6,198 25,792 23,676 Non-GAAP EBITDA 58,726 53,948 229,985 266,021 Adjustments: Inventory step-up charges associated with acquisitions 1,664 1,387 1,664 1,387 Costs associated with CEO transitions - - - 1,406 Legal and professional fees associated with acquisitions and divestitures 3,431 1,096 6,560 2,112 Integration, transition and other costs associated with acquisitions and divestitures 9,365 289 13,064 289 Loss on extinguishment of debt 1,420 17,519 1,420 17,970 (Gain) loss on divestitures 268 - 51,820 - Total adjustments 16,148 20,291 74,528 23,164 Non-GAAP Adjusted EBITDA 74,874$ 74,239$ 304,513$ 289,185$ Non-GAAP Adjusted EBITDA Margin 31.1% 35.7% 34.5% 35.9%

Reconciliation Schedules Cont'd

Adjusted EBITDA

	2011	2012	2013	2014	2015	2016	2017
GAAP Net Income	$ 29,220	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907	$ 69,395
Income from Disc Ops	(591)	-	-	-	-	-	-
Loss on sale of disc ops	550	-	-	-	-	-	-
Interest Expense, net	27,317	41,320	84,407	68,582	81,234	85,160	93,343
Provision for income taxes	19,349	23,945	40,529	29,133	49,198	57,278	41,455
Depreciation and amortization	9,876	10,734	13,235	13,486	17,740	23,676	25,792
Non-GAAP EBITDA	**85,721**	**113,211**	**203,676**	**183,816**	**226,432**	**266,021**	**229,985**
Sales costs related to acquisitions	-	-	411	-	-	-	-
Inventory step up	7,273	1,795	23	577	2,225	1,387	1,664
Inventory related acquisition costs	-	-	220	407	-	-	-
Add'l supplier costs	-	-	5,426	-	-	-	-
Costs associated with CEO transition	-	-	-	-	-	1,406	
Legal and other professional fees associated with acquisitions	7,729	13,807	98	1,111	10,974	2,112	6,560
Integration, transition, and other Acq costs	-	3,588	5,811	-	10,533	289	13,064
Stamp Duty	-	-	-	-	2,940	-	-
Unsolicited porposal costs	-	1,737	534	-	-	-	-
Loss on extinguishment of debt	300	5,409	1,443	18,286	-	17,970	1,420
Gain on settlement	-	(5,063)	-	-	-	-	-
Gain on sale of asset	-	-	-	-	(1,133)	-	51,820
Adjustments to EBITDA	**15,302**	**21,273**	**13,966**	**20,381**	**25,539**	**23,164**	**74,528**
Non-GAAP Adjusted EBITDA	**$ 101,023**	**$ 134,484**	**$ 217,642**	**$ 204,197**	**$ 251,971**	**$ 289,185**	**$ 304,513**

Dollar values in thousands.

Fourth Quarter FY 17 Results

PrestigeBrands 29

Reconciliation Schedules Cont'd

Adjusted Net Income and Adjusted EPS

	Three Months Ended Mar. 31,				Twelve Months Ended March. 31,			
	2017		2016		2017		2016	
	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
GAAP Net Income	$ 11,090	$ 0.21	$ 13,936	$ 0.26	$ 69,395	$ 1.30	$ 99,907	$ 1.88
Adjustments:								
Inventory step-up charges and other costs associate with acquisitions	1,664	0.03	1,387	0.03	1,664	0.03	1,387	0.03
Costs associated with CEO transition	-	-	-	-	-	-	1,406	0.02
Legal and professional fees associated with acquisitions and divestitures	3,431	0.06	1,096	0.02	6,560	0.12	2,112	0.04
Integration, transition and other costs associated with acquisitions and divestitures	9,365	0.18	289	0.01	13,064	0.24	289	0.01
Accelerated amortization of debt orgination costs	575	0.01	-	-	1,706	0.03	-	-
Additional interest expense from Term Loan B-4 debt refinancing	9,184	0.17	-	-	9,184	0.17	-	-
Loss on extinguishment of debt	1,420	0.03	17,519	0.33	1,420	0.03	17,970	0.34
(Gain) loss on divestitures	268	0.01	-	-	51,820	0.97	-	-
Tax impact of adjustments	(9,438)	(0.18)	(6,294)	(0.13)	(28,024)	(0.52)	(7,608)	(0.15)
Tax impacts related to tax reserve adjustments	1,278	0.02	-	-	(199)	-	-	-
Total Adjustments	17,747	0.33	13,997	0.26	57,195	1.07	15,556	0.29
Non-GAAP Adjusted Net Income and Adjusted EPS	$ 28,837	$ 0.54	$ 27,933	$ 0.52	$ 126,590	$ 2.37	$ 115,463	$ 2.17

Dollar values in thousands.

Fourth Quarter FY 17 Results

PrestigeBrands 30

Reconciliation Schedules Cont'd

Adjusted Net Income and Adjusted EPS

	2011		2012		2013		2014		2015		2016		2017	
	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
GAAP Net Income	$ 29,220	$ 0.58	$ 37,212	$ 0.73	$ 65,505	$ 1.27	$ 72,615	$ 1.39	$ 78,260	$ 1.49	$ 99,907	$ 1.88	$ 69,395	$ 1.30
Adjustments														
Income from discontinued ops.	(591)	(0.01)	-	-	-	-	-	-	-	-	-	-	-	-
Loss on sale of discontinued ops.	550	0.01	-	-	-	-	-	-	-	-	-	-	-	-
Incremental interest expense to finance Acquisition	800	0.02	-	-	-	-	-	-	-	-	-	-	9,184	0.17
Sales costs related to acquisitions	-	-	-	-	411	0.01	-	-	-	-	-	-	-	-
Inventory step up	7,273	0.14	1,795	0.04	23	-	577	0.01	2,225	0.04	1,387	0.03	1,664	0.03
Inventory related acquisition costs	-	-	-	-	220	-	407	0.01	-	-	-	-	-	-
Add'l supplier costs	-	-	-	-	5,426	0.11	-	-	-	-	-	-	-	-
Costs associated with CEO transition	-	-	-	-	-	-	-	-	-	-	1,406	0.02	-	-
Legal and other professional fees associated with acquisitions	7,729	0.15	13,807	0.27	98	-	1,111	0.02	10,974	0.21	2,112	0.04	6,560	0.12
Integration, Transition, and other Acq costs	-	-	3,588	0.07	5,811	0.11	-	-	10,533	0.20	289	0.01	13,064	0.24
Stamp Duty	-	-	-	-	-	-	-	-	2,940	0.05	-	-	-	-
Unsolicited porposal costs	-	-	1,737	0.03	534	0.01	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	300	0.01	5,409	0.11	1,443	0.03	18,286	0.35	-	-	17,970	0.34	1,420	0.03
Gain on settlement	-	-	(5,063)	(0.10)	-	-	-	-	-	-	-	-	-	-
(Gain) loss on divestitures	-	-	-	-	-	-	-	-	-	-	-	-	51,820	0.97
(Gain) loss on sale of asset	-	-	-	-	-	-	-	-	(1,133)	(0.02)	-	-	-	-
Accelerated amortization of debt discounts and debt issue costs	-	-	-	-	7,746	0.15	5,477	0.10	218	-	-	-	1,706	0.03
Tax impact on adjustments	(5,513)	(0.11)	(8,091)	(0.16)	(8,329)	(0.16)	(9,100)	(0.17)	(5,968)	(0.11)	(7,608)	(0.15)	(28,024)	(0.52)
Impact of state tax adjustments	-	-	(237)	-	(1,741)	(0.03)	(9,465)	(0.18)	-	-	-	-	(199)	-
Total adjustments	10,548	0.21	18,008	0.36	11,642	0.23	7,293	0.14	19,789	0.37	15,556	0.29	57,195	1.07
Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS	$ 39,768	$ 0.79	$ 55,220	$ 1.09	$ 77,147	$ 1.50	$ 79,908	$ 1.53	$ 98,049	$ 1.86	$115,463	$ 2.17	$126,590	$ 2.37

Dollar values in thousands.

Fourth Quarter FY 17 Results

PrestigeBrands 31

Dollar values in thousands. Three Months Ended Mar. 31, Twelve Months Ended March. 31, 2017 2016 2017 2016 GAAP Net (Loss) Income 11,090$ 13,936$ 69,395$ 99,907$ Adjustments: Adjustments to reconcile net (loss) income to net cash provided by operating activities as shown in the Statement of Cash Flows 21,347 34,206 91,713 96,221 Changes in operating assets and liabilities, net of effects from acquisitions as shown in the Statement of Cash Flows (25,013) (10,243) (13,336) (21,778) Total Adjustments (3,666) 23,963 78,377 74,443 GAAP Net cash provided by operating activities 7,424 37,899 147,772 174,350 Purchase of property and equipment (1,042) (1,028) (2,977) (3,568) Non-GAAP Free Cash Flow 6,382 36,871 144,795 170,782 Premium payment on extinguishment of 2012 Senior Notes - 10,158 - 10,158 Integration, transition and other payments associated with acquisitions and divestitures 8,304 1,665 10,448 2,461 Additioanl interest on Term Loan B-4 debt refinancing 9,184 - 9,184 - Pension contribution 6,000 - 6,000 - Additional income tax payments associated with divestitures 16,956 - 25,545 - Non-GAAP Adjusted Free Cash Flow 46,826$ 48,694$ 195,972$ 183,401$

Reconciliation Schedules Cont'd

Adjusted Free Cash Flow

	2010	2011	2012	2013	2014	2015	2016	2017
GAAP Net Income	$ 32,115	$ 29,220	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907	$ 69,395
Adjustments								
Adjustments to reconcile net income to net cash provided by operating activities as shown in the statement of cash flows	31,137	26,095	35,674	59,497	50,912	64,668	96,221	91,713
Changes in operating assets and liabilities, net of effects from acquisitions as shown in the statement of cash flows	(3,825)	31,355	(5,434)	12,603	(11,945)	13,327	(21,778)	(13,336)
Total adjustments	27,312	57,450	30,240	72,100	38,967	77,995	74,443	78,377
GAAP Net cash provided by operating activities	**59,427**	**86,670**	**67,452**	**137,605**	**111,582**	**156,255**	**174,350**	**147,772**
Purchases of property and equipment	(673)	(655)	(606)	(10,268)	(2,764)	(6,101)	(3,568)	(2,977)
Non-GAAP Free Cash Flow	**58,754**	**86,015**	**66,846**	**127,337**	**108,818**	**150,154**	**170,782**	**144,795**
Premiuim payment on 2010 Senior Notes	-	-	-	-	15,527	-	-	-
Premiuim payment on extinguishment of 2012 Senior Notes	-	-	-	-	-	-	10,158	-
Accelerated interest payments due to debt refinancing	-	-	-	-	4,675	-	-	9,184
Integration, transition and other payments associated with acquisitions	-	-	-	-	512	13,563	2,461	10,448
Pension contribution		-	-	-	-	-	-	6,000
Additional income tax payments associated with divestitures		-	-	-	-	-	-	25,545
Total adjustments	-	-	-	-	20,714	13,563	12,619	51,177
Non-GAAP Adjusted Free Cash Flow	**$ 58,754**	**$ 86,015**	**$ 66,846**	**$ 127,337**	**$ 129,532**	**$ 163,717**	**$ 183,401**	**$ 195,972**

Dollar values in thousands, except per share data.

Fourth Quarter FY 17 Results

PrestigeBrands 33

2018 Projected EPS Low High Projected FY'18 GAAP EPS $ 2.50 $ 2.60 Adjustments: Costs associated with Fleet integration(1) 0.08 0.08 Total Adjustments 0.08 0.08 Projected Non-GAAP Adjusted EPS $ 2.58 $ 2.68 Dollar values in millions, except per share data. (1) Acquisition related items represent costs related to integrating recently acquired businesses including (but not limited to), warehouse consolidation, costs to exit or convert contractual obligations, severance, information system conversion and consulting costs; and certain costs related to the consummation of the acquisition process such as legal and other acquisition related professional fees. 2018 Projected Free Cash Flow Projected FY'18 GAAP Net Cash provided by operating activities $ 210 Additions to property and equipment for cash (10) Projected Non-GAAP Free Cash Flow 200 Payments associated with acquisitions 8 Tax effect of payments associated with acquisitions (3) Adjusted Non-GAAP Projected Free Cash Flow $ 205